                             EXHIBIT 10.10 - NOTE AND WARRANT PURCHASE AGREEMENT



                              CANDELA CORPORATION

                      Note and Warrant Purchase Agreement

                         Dated as of October 15, 1998

                              CANDELA CORPORATION

                      Note and Warrant Purchase Agreement
                      -----------------------------------

                         Dated as of October 15, 1998

                                     INDEX

                                                                                                        Page
                                                                                                        ----
ARTICLE I.................................................................................................1

   PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS.........................................................1

      1.01.  The Notes....................................................................................1
      1.02.  The Warrants.................................................................................1
      1.03.  Purchase and Sale of Notes and Warrants......................................................1
         (a) The Closing..................................................................................1
         (b) Allocation of Purchase Price.................................................................2
         (c) Use of Proceeds..............................................................................2
      1.04.  Payments and Endorsements....................................................................2
      1.05.  Redemptions of Notes.........................................................................2
         (a) Required Redemptions.........................................................................2
         (b) Optional Redemptions With and Without Premium................................................2
         (c) Notice of Redemptions; Pro Rata Redemptions..................................................2
      1.06.  Payment on Non-Business Days.................................................................3
      1.07.  Registration, etc............................................................................3
      1.08.  Transfer and Exchange of Notes...............................................................3
      1.09.  Replacement of Notes.........................................................................3
      1.10.  Subordination................................................................................3
         (a) Payment of Senior Debt.......................................................................4
         (b) No Payment on Notes Under Certain Conditions.................................................4
         (c) Payments Held in Trust.......................................................................4
         (d) Subrogation..................................................................................4
         (e) Scope of Section.............................................................................4
         (f) Survival of Rights...........................................................................5
         (g) Amendment or Waiver..........................................................................5
         (h) Senior Debt Defined..........................................................................5
      1.11.  Representations by the Purchasers............................................................5
      1.12.  Disclosure of Information by the Purchasers..................................................5
ARTICLE II................................................................................................6

  CONDITIONS TO PURCHASERS' OBLIGATION....................................................................6

      2.01.  Representations and Warranties...............................................................6
      2.02.  Documentation at Closing.....................................................................6
ARTICLE III...............................................................................................7

   REPRESENTATIONS AND WARRANTIES.........................................................................7

     3.01.   Organization and Standing....................................................................7
     3.02.   Corporate Action.............................................................................7

                                                                                                         Page
                                                                                                         ----
      3.03.  Governmental Approvals.......................................................................7
      3.04.  Litigation...................................................................................7
      3.05.  Compliance with Other Instruments............................................................8
      3.06.  Federal Reserve Regulations..................................................................8
      3.07.  Title to Assets, Patents.....................................................................8
      3.08.  Financial Information........................................................................8
      3.09.  Taxes........................................................................................8
      3.10.  ERISA........................................................................................9
      3.11.  Transactions with Affiliates.................................................................9
      3.12.  Assumptions or Guaranties of Indebtedness of Other Persons...................................9
      3.13.  Investments in Other Persons.................................................................9
      3.14.  Equal Employment Opportunity.................................................................9
      3.15.  Status of Notes and Warrants as Qualified Investments........................................9
      3.16.  Securities Act..............................................................................10
      3.17.  Disclosure..................................................................................10
      3.18.  No Brokers or Finders.......................................................................10
      3.19.  Other Agreements of Officers................................................................10
      3.20.  Capitalization; Status of Capital Stock.....................................................10
      3.21.  Labor Relations.............................................................................10
      3.22.  Insurance...................................................................................11
      3.23.  Books and Records...........................................................................11
      3.24.  Foreign Corrupt Practices Act...............................................................11
ARTICLE IV...............................................................................................11

   COVENANTS OF THE COMPANY..............................................................................11

     4.01.   Affirmative Covenants of the Company........................................................11
         (a) Punctual Payment............................................................................11
         (b) Payment of Taxes and Trade Debt.............................................................11
         (c) Maintenance of Insurance....................................................................11
         (d) Preservation of Corporate Existence.........................................................11
         (e) Compliance with Laws........................................................................12
         (f) Visitation Rights...........................................................................12
         (g) Keeping of Records and Books of Account.....................................................12
         (h) Maintenance of Properties, etc..............................................................12
         (i) Compliance with ERISA.......................................................................12
         (j) Maintenance of Debt to Equity Ratio.........................................................12
         (k) Maintenance of Net Worth....................................................................12
         (l) Maintenance of Profitability................................................................12
         (m) Maintenance of Quick Ratio..................................................................12
         (n) Foreign Corrupt Practices Act...............................................................13
         (o) Equal Employment Opportunity................................................................13
         (p) Status of Notes and Warrants as Qualified Investments.......................................13
         (q) Attendance at Board Meetings................................................................13
         (r) Compliance with Security Agreement..........................................................13
      4.02.  Negative Covenants of the Company...........................................................13

                                     (ii)

                                                                                                         Page
                                                                                                         ----
         (a) Liens.......................................................................................13
         (b) Indebtedness................................................................................14
         (c) Lease Obligations...........................................................................14
         (d) Assumptions or Guaranties of Indebtedness of Other Persons..................................14
         (e) Mergers, Sale of Assets, etc................................................................15
         (f) Investments in Other Persons................................................................15
         (g) Distributions...............................................................................15
         (h) Dealings with Affiliates....................................................................16
         (i) Maintenance of Ownership of Subsidiaries....................................................16
         (j) Change in Nature of Business................................................................16
      4.03.  Reporting Requirements......................................................................16
ARTICLE V................................................................................................17

   REGISTRATION RIGHTS...................................................................................17

      5.01.  "Piggy Back" Registration...................................................................17
      5.02.  Required Registration.......................................................................17
      5.03.  Registration on Form S-3....................................................................18
      5.04.  Effectiveness...............................................................................18
      5.05.  Indemnification of Holder of Registrable Shares.............................................18
      5.06.  Indemnification of Company..................................................................18
      5.07.  Exchange Act Registration...................................................................19
      5.08.  Damages.....................................................................................19
      5.09.  Further Obligations of the Company..........................................................19
      5.10.  Expenses....................................................................................20
      5.11.  Termination of Registration Rights..........................................................20
ARTICLE VI...............................................................................................20

   EVENTS OF DEFAULT.....................................................................................20

      6.01.  Events of Default...........................................................................20
      6.02.  Annulment of Defaults.......................................................................22
ARTICLE VII..............................................................................................22

   DEFINITIONS AND ACCOUNTING TERMS......................................................................22

      7.01.  Certain Defined Terms.......................................................................22
      7.02.  Accounting Terms............................................................................24
ARTICLE VIII.............................................................................................24

  MISCELLANEOUS..........................................................................................24

      8.01.  No Waiver; Cumulative Remedies..............................................................24
      8.02.  Amendments, Waivers and Consents............................................................24
      8.03.  Addresses for Notices, etc..................................................................25
      8.04.  Costs, Expenses and Taxes...................................................................25
      8.05.  Binding Effect; Assignment..................................................................25
      8.06.  Survival of Representations and Warranties..................................................25
      8.07.  Prior Agreements............................................................................25
      8.08.  Severability................................................................................25

                                     (iii)

                                                                                                         Page
                                                                                                         ----
      8.09.  Governing Law...............................................................................26
      8.10.  Headings....................................................................................26
      8.11.  Sealed Instrument...........................................................................26
      8.12.  Counterparts................................................................................26
      8.13.  Acknowledgment..............................................................................26
      8.14.  Further Assurances..........................................................................26

SCHEDULE
--------
         Schedule of Purchasers

EXHIBITS
--------
         1.01            Form of Notes
         1.02            Form of Common Stock Purchase Warrant
         2.02(a)         Form of Security Agreement
         2.02(c)         Matters to be Covered by Opinion Letter
         3.01            Schedule of Subsidiaries
         3.05            Schedule of Indebtedness
         3.07            Schedule of Mortgages, Pledges, etc.
         3.15            Certificate re "Qualified Investments"
         3.20            Schedule of Options and Other Rights

                                     (iv)

                              CANDELA CORPORATION
                             530 Boston Post Road
                         WAYLAND, MASSACHUSETTS 01778



                                                          As of October 15, 1998


To the Persons Listed in the
Schedule of Purchasers
Attached Hereto

Re:  Notes due 2006 and Common
     Stock Purchase Warrants

Gentlemen:

     CANDELA CORPORATION, a Delaware corporation (the "Company"), hereby agrees with each Person listed in the Schedule of Purchasers attached hereto (individually a "Purchaser" and collectively the "Purchasers") as follows:


                                   ARTICLE I

                PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS

     1.01. THE NOTES. The Company has authorized the issuance and sale to the
           ---------
Purchasers, in the respective amounts set forth in the Schedule of Purchasers attached hereto, of the Company's Notes, due October 31, 2006, in the original principal amount of $3,700,000. The Notes shall be substantially in the form set forth in Exhibit 1.01 hereto and is herein referred to individually as a "Note"
         ------------
and collectively as the "Notes", which terms shall also include any notes delivered in exchange or replacement therefor.

     1.02. THE WARRANTS. The Company has also authorized the issuance and sale
           ------------
to the Purchasers, in the respective amounts set forth in the Schedule of Purchasers attached hereto, of the Company's Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of 370,000 shares of the Company's Common Stock. The Common Stock Purchaser Warrants shall be substantially in the form set forth in Exhibit 1.02 hereto and is herein
                                       ------------
referred to individually as a "Warrant" and collectively as the "Warrants," which terms shall also include any warrants delivered in exchange or replacement therefor.

     1.03. PURCHASE AND SALE OF NOTES AND WARRANTS.
           ---------------------------------------

           (A) THE CLOSING. The Company agrees to issue and sell to the
               -----------
Purchasers, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchasers, severally and not jointly, agree to purchase the Notes and Warrants set forth opposite their respective names in the Schedule of Purchasers attached hereto for the aggregate purchase price set forth therein. Such purchase and sale shall take place at a closing (the "Closing") to be held at the office of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, on October 15, 1998 at 2:00 p.m., or on such other date and at such time as may be mutually agreed upon. At the Closing, the Company will issue and deliver to each Purchaser (i) one Note, payable to the order of such Purchaser, in the principal amount set forth opposite such Purchaser's name in the Schedule of Purchasers attached hereto, and (ii) one Warrant, registered in the name of such Purchaser, exercisable for that number of shares of Common Stock set forth opposite such Purchaser's name in the Schedule of Purchasers attached hereto, against delivery of a check or receipt of a wire transfer in payment of the purchaser price for the Notes and Warrants to be purchased by such Purchaser.

           (B) ALLOCATION OF PURCHASE PRICE. The Company and the Purchasers,
               ----------------------------
having adverse interests and as a result of arm's length bargaining, agree that
(i) none of the Purchasers nor any of their partners has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and Warrants; (ii) the Warrants are not being issued as compensation; and (iii) the fair market value of the Warrants is $44,000. The Company and the Purchasers recognize that this Agreement determines the original issue discount to be taken into account with respect to the Notes and they agree to adhere to this Agreement for such purposes.

           (C) USE OF PROCEEDS. The Company agrees to use the full proceeds from
               ---------------
the sale of the Notes and Warrants for general corporate purposes, including repayment of indebtedness, payment of outstanding payables and working capital and agrees that full proceeds from the sale of the Notes and Warrants will be utilized for purposes which increase or maintain equal opportunity employment in the Commonwealth of Massachusetts.

     1.04. PAYMENTS AND ENDORSEMENTS. Payments of principal, interest and
           -------------------------
premium, if any, on the Notes, shall be made directly by check or wire transfer to each Purchaser at the address referred to in the Schedule of Purchasers attached hereto, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder of record shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note.

     1.05. REDEMPTIONS OF NOTES.
           --------------------

           (A) REQUIRED REDEMPTIONS. Beginning on and with January 31, 2002, and
               --------------------
on the last day of April, July, October and January in each year thereafter through and including October 31, 2006, the Company will redeem, without premium, $185,000 in principal amount of the Notes, or such lesser amount as may be then outstanding, together with all accrued and unpaid interest then due on the amount so redeemed. On the stated or accelerated maturity of the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. No optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemptions required by this subsection.

           (B) OPTIONAL REDEMPTIONS WITH AND WITHOUT PREMIUM. Except as provided in subsection 1.05(a) and in addition thereto, the Company may, at its sole election, at any time on and after November 1, 2001 (no redemptions under this subsection being permitted prior to that date), redeem the Notes in whole or in part (in integral multiples of $50,000) together with interest due on the amount so redeemed through the date of redemption, and a premium equal to the percentage of the principal amount of the Notes redeemed under this subsection applicable to the twelve month period in which such redemption is made, as follows:

           12-month period ending                      Premium
           ----------------------                      -------
           October 31, 2002                                10%
           October 31, 2003                                8%
           October 31, 2004                                6%
           October 31, 2005 and thereafter                 0%

     The foregoing provisions of this subsection 1.05(b) to the contrary notwithstanding, the Company may redeem, without premium, all, but not less than all, of the Notes then outstanding, together with interest due on the amounts redeemed through the date of redemption at any time within five (5) days from the closing of the sale of shares of the Company's Common Stock in which the purchase price is of at least $10 per share (such amount to be equitably adjusted in the event of any stock dividend, stock split or consolidation occurring after the date of this Agreement) and with proceeds to the Company from such sale of not less than $20,000,000.

           (C) NOTICE OF REDEMPTIONS; PRO RATA REDEMPTIONS. Notice of any
               -------------------------------------------
optional redemptions pursuant to subsection 1.05(b) shall be given to all registered holders of the Notes at least ten (10) business days prior to the date of such redemption. Each redemption of Notes pursuant to subsections 1.05(a) or (b) shall be made to the holders of the Notes in the same ratio as the total principal amount of Notes then held by such holder bears to the aggregate principal amount of the Notes then outstanding.

     1.06. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made shall
           ----------------------------
be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Massachusetts, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest due.

     1.07. REGISTRATION, ETC. The Company shall maintain at its principal office
           -----------------
a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless made on such register for the registered holder or his executors or administrators or his or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note or Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Notes or Note. The registered holder of a Note shall be that Person in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of setoff or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Note.

     1.08. TRANSFER AND EXCHANGE OF NOTES. Subject to compliance with applicable
           ------------------------------
federal and state securities laws, the registered holder of any Note or Notes may, prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Note, in such denominations as requested by the registered holder, for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered, and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or registered assigns, as the registered holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

     1.09. REPLACEMENT OF NOTES. Upon receipt of evidence satisfactory to the
           --------------------
Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which a Purchaser
                             --------  -------
whose name is set forth in the Schedule of Purchasers attached hereto, its nominee, or any of its partners is the registered holder is lost, stolen or destroyed, the affidavit of the President, Treasurer or any Assistant Treasurer or any other authorized representative of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the registered holder's written agreement to indemnify the Company.

     1.10. SUBORDINATION. The Company, for itself, its successors and assigns,
           -------------
covenants and agrees, and each Purchaser and each successor holder of the Notes by his or its acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of this Agreement or the Notes, the payment of the principal of and interest on each and all of the Notes shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this Section 1.10 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the holder of any Note without the necessity of joining the Company as a party.

          (A)  PAYMENT OF SENIOR DEBT. In the event of any insolvency or
               ----------------------
bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or distribution or marshaling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of the Notes; and any such payment or distribution, except securities which are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 1.10, which would, but for the provisions hereof, be payable or deliverable in respect of the Notes shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of the Notes by becoming a holder thereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorney-in-fact to demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and to file any necessary proof of claim therefor and to take all such other action in the name of the holders of the Notes or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 1.10. Each Purchaser and each successor holder of the Notes by its or his acceptance thereof agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 1.10, and to take all such other action as such holder or such holder's representative may request in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Notes.

          (B)  NO PAYMENT ON NOTES UNDER CERTAIN CONDITIONS. In the event that
               --------------------------------------------
any default occurs in the payment of the principal of or interest on any Senior Debt (whether as a result of the acceleration thereof by the holders of such Senior Debt or otherwise) and during the continuance of such default for a period up to ninety (90) days and thereafter if judicial proceedings shall have been instituted with respect to such defaulted payment, or (if a shorter period) until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt then and during the continuance of such event no payment of principal or interest on the Notes shall be made by the Company or accepted by any holder of the Notes who has received notice from the Company or from a holder of Senior Debt of such events.

          (C)  PAYMENTS HELD IN TRUST. In case any payment or distribution shall
               ----------------------
be paid or delivered to any holder of the Notes before all Senior Debt shall have been paid in full, despite or in violation or contravention of the terms of this subordination, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

          (D)  SUBROGATION. Subject to the payment in full of all Senior Debt
               -----------
and until the Notes shall be paid in full, the holders of the Notes shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of subsections (a) and (c) of this Section 1.10) to receive payments or distributions of assets of the Company applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Notes; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt to which the holders of the Notes would be entitled except for the provisions of this Section 1.10 shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt.

          (E)  SCOPE OF SECTION. The provisions of this Section 1.10 are
               ----------------
intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section 1.10 or elsewhere in this Agreement or the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Note from accepting any payment with respect to such Note or exercising all remedies otherwise permitted by applicable law upon default under such Note, subject to the rights, if any, under this Section 1.10 of the holders of Senior Debt in respect of cash, property or securities of the Company received by the holders of the Notes.

           (F)  SURVIVAL OF RIGHTS. The right of any present or future holder of
                ------------------
Senior Debt to enforce subordination of the Notes pursuant to the provisions of this Section 1.10 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder of Senior Debt, including, without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt or by noncompliance by the Company with the terms of such subordination regardless of any knowledge thereof such holder may have or otherwise be charged with.

           (G)  AMENDMENT OR WAIVER. The provisions of this Section 1.10 may not
                -------------------
be amended or waived in any manner which is detrimental to any Senior Debt without the consent of the holders of all then existing Senior Debt.

           (H)  SENIOR DEBT DEFINED. The term "Senior Debt" shall mean (i) all
                -------------------
Indebtedness of the Company for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or he reafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the Notes and which is permitted hereby at the time it is created or incurred, and (ii) all guaranties by the Company which are not by their terms subordinate and junior to or on a parity with the Notes and which are permitted hereby at the time they are made, of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i) of this sentence had it been Indebtedness of the Company. In making any loans which are (or the guaranties of which are) intended to be Senior Debt, the lenders or purchasers shall be entitled to rely as to the fact that such Indebtedness or guaranty is permitted hereby upon a certificate by the Company's chief financial officer purporting to show such Indebtedness or guaranty will not result in the Company's failure to comply with the provisions of Article IV hereof as of the date of the loan or guarantee.

     1.11. REPRESENTATIONS BY THE PURCHASERS. Each Purchaser represents that it
           ---------------------------------
is its present intention to acquire the Notes and Warrants being acquired by it for its own account and that the Notes and Warrants being acquired by it are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition
                                        -------  ------------
that the disposition of the property of each Purchaser shall at all times be within its control. The acquisition by each Purchaser of the Notes and Warrants being acquired by it shall constitute a confirmation of this representation.

     1.12. DISCLOSURE OF INFORMATION BY THE PURCHASERS. The Company understands
           -------------------------------------------
that Massachusetts Capital Resource Company ("MCRC"), one of the Purchasers hereunder, is a special purpose limited partnership organized under Chapter 109 of the General Laws of the Commonwealth of Massachusetts and Chapter 816 of the Acts and Resolves of 1977 of the Commonwealth of Massachusetts (the "Capital Resource Company Act"), and as such, in accordance with such provisions, MCRC, in order to obtain certain benefits for itself and its partners, is required to file certain reports and otherwise disclose information relating to the business, financial affairs, and future prospects of the Company and its affiliates (as defined in the aforesaid legislation) with the Clerk of the Senate and the Clerk of the House of Representatives of the General Court of the Commonwealth of Massachusetts, the Secretary of Manpower Affairs, the Commissioner of Insurance and the Department of Revenue of the Commonwealth of Massachusetts, and that such reports and other information may constitute "public records" within the purview of Section 7 of Chapter 4 of the General Laws of the Commonwealth of Massachusetts. In addition, information relating to the business, financial affairs and future prospects of the Company and its affiliates must be disclosed to others in order to obtain independent confirmation that financing on substantially similar terms to financing provided pursuant to this Agreement was not elsewhere available to the Company. The Company hereby authorizes MCRC to disclose all such information relating to the business, financial affairs and future prospects of the Company and its affiliates as has been or may in the future be presented to MCRC to all such persons as MCRC in good faith deems necessary or appropriate in order to fulfill its obligations under the Capital Resource Company Act.

     Each Purchaser, severally and not jointly, agree that except for disclosures (i) by MCRC pursuant to the Capital Resource Company Act as provided for above, (ii) to partners and advisors in connection with the Purchaser's valuation process and (iii) in connection with the enforcement of the Purchaser's rights under this Agreement, the Security Agreement, the Notes and the Warrant, the Purchaser will use its best efforts to hold in confidence any proprietary or confidential information which it receives from the Company pursuant to this Agreement.


                                  ARTICLE II

                     CONDITIONS TO PURCHASERS' OBLIGATION

     The obligation of the Purchasers to purchase and pay for the Notes and Warrants at the Closing is subject to the following conditions:

     2.01. REPRESENTATIONS AND WARRANTIES. Each of the representations and
           ------------------------------
warranties of the Company set forth in Article III hereof shall be true on the date of the Closing.

     2.02. DOCUMENTATION AT CLOSING. The Purchasers shall have received prior to
           ------------------------
or at the Closing all of the following, each in form and substance satisfactory to the Purchasers and their counsel:

             (A) A Security Agreement, in the form attached as Exhibit 2.02(a),
                                                               ---------------
(the "Security Agreement") and all related financing statements and other similar instruments and documents, shall have been executed and delivered to the Purchasers by a duly authorized officer of the Company.

             (B) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the Board of Directors and, to the extent required, the stockholders of the Company evidencing approval of this Agreement, the Notes, the Warrants, the Security Agreement and all other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Notes, the Warrants and the Security Agreement.

             (C) A favorable opinion of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, as to matters set forth in Exhibit 2.02(c), and as to such
                                            ---------------
other matters as the Purchasers, or their counsel, may reasonably request.

             (D) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company, authorized to sign this Agreement, the Notes, the Warrants, the Security Agreement and all other documents or certificates to be delivered pursuant to this Agreement or the Security Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Purchasers may conclusively rely on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

             (E) A certificate from a duly authorized officer of the Company stating that: (i) the representations and warranties of the Company contained in
Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct and (ii) no condition or event has occurred or is continuing or will result from execution and delivery of this Agreement, the Notes, the Warrants or the Security Agreement which constitute an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

             (F) A certificate, in the form attached as Exhibit 3.15 hereto,
                                                        ------------
shall have been executed and delivered to MCRC by a duly authorized officer of the Company.

             (G) Payment for the costs, expenses, taxes and filing fees identified in Section 8.04 as to which the Purchasers give the Company notice prior to the Closing.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants as follows:

     3.01. ORGANIZATION AND STANDING. The Company and each Subsidiary is a duly
           -------------------------
organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company and each Subsidiary is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary, except where the failure to qualify would not have a material adverse effect on the Company or any Subsidiary. Attached hereto as Exhibit 3.01 is a
                                                            ------------
schedule which correctly identifies all Subsidiaries of the Company as of the date hereof and shows with respect to each Subsidiary its jurisdiction of incorporation. All of the outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and is owned beneficially and of record by the Company or by another Subsidiary as indicated in Exhibit 3.01, free and clear of any lien, right, encumbrance or
             ------------
restriction of any nature, including, without limitation, any lien, right, encumbrance or restriction on transfer, except for the pledge by the Company of the stock of one or more Subsidiaries to Fleet National Bank as collateral for money borrowed.

     3.02. CORPORATE ACTION. The Company has all necessary corporate power and
           ----------------
has taken all corporate action required to make all the provisions of this Agreement, the Notes, the Warrants, the Security Agreement and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrants. Neither the issuance of the Notes or Warrants, nor the issuance of shares of Common Stock upon the exercise of the Warrants, is subject to preemptive or other similar statutory or contractual rights and will not conflict with any provisions of any agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound.

     3.03. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license,
           ----------------------
exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Notes, the Warrants or the Security Agreement.

     3.04. LITIGATION. Except as is set forth in Item 3 of the Form 10-K, there
           ----------
is no litigation or governmental proceeding or investigation pending or, to the best of the knowledge of the Company, threatened against the Company or any Subsidiary affecting any of its properties or assets, or against any officer, key employee or principal stockholder of the Company or any Subsidiary where such litigation, proceeding or investigation, either individually or in the aggregate, would have a material adverse effect on the Company or any Subsidiary. Neither the Company nor any Subsidiary, nor, to the best of the knowledge of the Company, any officer or key employee of the Company or any Subsidiary, or principal stockholder of the Company or any Subsidiary, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company or any Subsidiary. There are no actions or proceedings pending or threatened which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any Subsidiary or in any of its properties or assets, or which might call into question the validity of this Agreement, the Notes, the Warrants, the Security Agreement or any action taken or to be taken pursuant hereto or thereto.

     3.05. COMPLIANCE WITH OTHER INSTRUMENTS. The Company and each Subsidiary is
           ---------------------------------
in compliance in all respects with the terms and provisions of this Agreement and of its charter and by-laws and in all material respects with the terms and provisions of the mortgages, indentures, leases, agreements and other instruments and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject. There is no term or provision in any of the foregoing documents and instruments which materially adversely affects the business, assets or financial condition of the Company or any Subsidiary. Neither the execution and delivery of this Agreement, the Notes, the Warrants or the Security Agreement, nor the consummation of any transactions contemplated hereby or thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments. A schedule of Indebtedness of the Company and each Subsidiary (including lease obligations required to be capitalized in accordance with applicable Statements of Financial Accounting Standards) is attached as Exhibit 3.05.
                                     ------------

     3.06. FEDERAL RESERVE REGULATIONS. Neither the Company nor any Subsidiary
           ---------------------------
is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Notes or Warrants will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     3.07. TITLE TO ASSETS, PATENTS. Except as is set forth in Exhibit 3.07, the
           ------------------------                            ------------
Company and each Subsidiary has good and clear record and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books including those reflected in the most recent consolidated balance sheet of the Company and its Subsidiaries referred to in Section 3.08, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company and each Subsidiary enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The Company and each Subsidiary owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights of others. Except as set forth in
Exhibit 3.07, neither the Company nor any Subsidiary has any obligation to
------------
compensate any Person for the use of any such patents or such rights nor has the Company or any Subsidiary granted to any Person any license or other rights to use in any manner any of such patents or such rights of the Company or any Subsidiary.

     3.08. FINANCIAL INFORMATION. The financial statements which are included in
           ---------------------
the Company's Form 10-K present fairly the consolidated financial position of the Company and its Subsidiaries as at the dates thereof and its results of operations for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied. The financial statements so included are for the two years ended June 27, 1998 and June 28, 1997, certified by Pricewaterhouse, Coopers, LLP. Neither the Company nor any Subsidiary has any liability contingent or otherwise not disclosed in the aforesaid financial statements or in the notes thereto that could, together with all such other liabilities, materially affect the financial condition of the Company or any Subsidiary, nor does the Company have any reasonable grounds to know of any such liability. Since the date of said certified financial statements, (i) there has been no adverse change in the business, assets or condition, financial or otherwise, operations or prospects, of the Company or any Subsidiary; (ii) neither the business, condition, operations or prospects of the Company or any Subsidiary nor any of their properties or assets has been adversely affected as a result of any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) neither the Company nor any Subsidiary has entered into any material transaction or made any distribution on its capital stock.

     3.09. TAXES. The Company and each Subsidiary has accurately prepared and
           -----
timely filed all federal, state and other tax returns required by law to be filed by it, and all taxes shown to be due and all additional assessments have been paid or provision made therefor. The Company knows of no additional assessments or adjustments pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment or adjustment.

     3.10. ERISA. No employee benefit plan established or maintained, or to
           -----
which contributions have been made, by the Company or any Subsidiary, which is subject to part 3 of Subtitle B of Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by the Company or any of its Subsidiaries.

     3.11. TRANSACTIONS WITH AFFILIATES. There are no loans, leases, royalty
           ----------------------------
agreements or other continuing transactions between the Company or any Subsidiary and any Person owning five percent (5%) or more of any class of capital stock of the Company or any Subsidiary or other entity controlled by such stockholder or a member of such stockholder's family.

     3.12. ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. Neither
           ----------------------------------------------------------
the Company nor any Subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person.

     3.13. INVESTMENTS IN OTHER PERSONS. Neither the Company nor any Subsidiary
           ----------------------------
has made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is the Company or any Subsidiary obligated or committed to make any such loan or advance, nor does the Company or any Subsidiary own any capital stock or assets comprising the business of, obligations of, or any interest in, any Person.

     3.14. EQUAL EMPLOYMENT OPPORTUNITY. The Company has reviewed its employment
           ----------------------------
practices and policies and those of each Subsidiary and, to the best of its knowledge, the Company and each Subsidiary is in full compliance with (a) all applicable laws of the United States, of the Commonwealth of Massachusetts and of each other applicable jurisdiction, relating to equal employment opportunity (including, without limitation, Title VII of the Civil Rights Act of 1964, as amended (42 U.S.C. ss.000e-17), the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. ss.ss.621-634), the Equal Pay Act of 1963 (29 U.S.C. ss.206(d)), and any rules, regulations and administrative orders and Executive Orders relating thereto; Mass. Gen. Laws. c. 151B, Mass. Gen. Laws c. 149 ss.24A et seq. and ss.105A et seq., and any rules or regulations relating thereto; and
(b) the applicable terms, relating to equal employment opportunity, of any contract, agreement or grant the Company or any Subsidiary has with, from, or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit ("Government Contract"), including, without limitation, any terms required pursuant to Federal Executive Order No. 11246 and Massachusetts Executive Order No. 74 (both as amended). To the best of the Company's knowledge, it and each Subsidiary has kept all records required to be kept, and has filed all reports, affirmative action plans and forms (including, without limitation and where applicable, Form EEO-1) required to be filed pursuant to any such applicable law or the terms of any such Government Contract. Neither the Company nor any Subsidiary has been subject to any adverse final determination or order, with respect to any charge of employment discrimination made against it, by the United States Equal Employment Opportunity Commission, the Massachusetts Commission Against Discrimination or any other governmental unit (including, without limitation, any such governmental unit with which it has a Government Contract), and neither the Company nor any Subsidiary is presently, to the best of the Company's knowledge, subject to any formal proceedings before, or investigations by, such commissions or governmental units.

     3.15. STATUS OF NOTES AND WARRANTS AS QUALIFIED INVESTMENTS. The Company
           -----------------------------------------------------
has duly authorized the execution and delivery to MCRC on behalf of the Company of the certificate attached as Exhibit 3.15 hereto, setting forth such
                               ------------
statements, information and related data as are necessary to permit MCRC to determine and demonstrate that the Notes and Warrants issued pursuant to this Agreement will constitute "qualified investments" within the meaning of that term as set forth in the Capital Resource Company Act and that the full proceeds of the Notes and Warrants will be used for purposes which will materially increase or maintain equal opportunity employment in the Commonwealth of Massachusetts. All such statements, information and related data presented in such certificate as are not based on estimates and projections of future events are true and correct as of the date of such certificate and all such statements, information and related data based upon estimates or projections of future events have been carefully considered and prepared on behalf of the Company.

     3.16. SECURITIES ACT. Neither the Company nor anyone acting on its behalf
           --------------
has offered any of the Notes, Warrants or similar securities, or solicited any offers to purchase or made any attempt by preliminary conversation or negotiations to dispose of the Notes, Warrants or similar securities, to any Person other than the Purchasers or the institutions described in Exhibit 3.15.
                                                                  ------------
Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Notes, Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Notes and Warrants under the registration provisions of the Securities Act.

     3.17. DISCLOSURE. Neither this Agreement, the financial statements referred
           ----------
to in Section 3.08, the Certificate set forth as Exhibit 3.15 hereof, the Form
                                                 ------------
10-K, the Proxy Statement, nor any other agreement, document, certificate or written statement furnished to the Purchasers or their counsel by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     3.18. NO BROKERS OR FINDERS. No Person has or will have, as a result of the
           ---------------------
transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or any Subsidiary for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any Subsidiary or any agent of the Company or any Subsidiary.

     3.19. OTHER AGREEMENTS OF OFFICERS. To the best of the knowledge of the
           ----------------------------
Company, no officer or key employee of the Company or any Subsidiary is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which materially and adversely affects, or in the future may (so far as the Company can reasonably foresee) materially and adversely affect, the business or operations of the Company or any Subsidiary or the right of any such person to participate in the affairs of the Company or any Subsidiary. To the best of the knowledge of the Company, no officer or key employee has any present intention of terminating his employment with the Company or any Subsidiary and neither the Company nor any Subsidiary has any present intention of terminating any such agreement.

     3.20. CAPITALIZATION; STATUS OF CAPITAL STOCK. The Company has a total
           ---------------------------------------
authorized capitalization consisting of 30,000,000 shares of Common Stock, of which _______ shares are issued and outstanding and no shares of which are held by the Company as Treasury Stock. The Proxy Statement sets forth a complete list of those persons who, as of December 1, 1997, were the record and, to the best of the Company's knowledge, beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants, when so issued, will be duly authorized, validly issued and fully paid and nonassessable. Except as otherwise indicated on Exhibit 3.20, there are no
                                                    ------------
options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. No holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. Neither the issuance of the Notes or the Warrants nor the shares of Common Stock issued upon exercise of the Warrants will result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. The offer and sale of all shares of capital stock and other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws.

     3.21. LABOR RELATIONS. To the best of the knowledge of the Company, no
           ---------------
labor union or any representative thereof has made any attempt to organize or represent employees of the Company or any Subsidiary.

There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company or any Subsidiary. Furthermore, to the best of the knowledge of the Company, relations with employees of the Company and each Subsidiary are good and there is no reason to believe that any labor difficulties will arise in the foreseeable future.

     3.22. INSURANCE. The Company and each Subsidiary carries insurance covering
           ---------
its properties and business adequate and customary for the type and scope of the properties and business, but in any event in amounts sufficient to prevent the Company or any Subsidiary from becoming a co-insurer.

     3.23. BOOKS AND RECORDS. The books of account, ledgers, order books,
           -----------------
records and documents of the Company and each Subsidiary accurately and completely reflect all material information relating to the business of the Company and each Subsidiary, the nature, acquisition, maintenance, location and collection of the assets of the Company and each Subsidiary, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company and each Subsidiary.

     3.24. FOREIGN CORRUPT PRACTICES ACT. The Company has reviewed its practices
           -----------------------------
and policies and that of each Subsidiary and to the best of its knowledge and belief neither it nor any Subsidiary is engaged, nor has any officer, director, employee or agent of the Company or any Subsidiary engaged, in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder.


                                  ARTICLE IV

                           COVENANTS OF THE COMPANY

     4.01. AFFIRMATIVE COVENANTS OF THE COMPANY. Without limiting any other
           ------------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such
Subsidiary:

             (A) PUNCTUAL PAYMENT. Pay the principal of, premium, if any, and
                 ----------------
interest on each of the Notes at the times and place and in the manner provided in the Notes and herein.

             (B) PAYMENT OF TAXES AND TRADE DEBT. Pay and discharge, and cause
                 -------------------------------
each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor the Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

             (C) MAINTENANCE OF INSURANCE. Maintain, and cause each Subsidiary
                 ------------------------
to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, but in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer.

             (d) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain, and
                 -----------------------------------
cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties; provided, however, that nothing
                                               --------  -------
herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 4.02(e). Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  (E) COMPLIANCE WITH LAWS. Comply, and cause each Subsidiary to
                      --------------------
comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or other.

                  (F) VISITATION RIGHTS. At any reasonable time and from time to
                      -----------------
time, permit any Purchaser or any agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants.

                  (G) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Keep, and cause
                      ---------------------------------------
each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                  (H) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and
                      ------------------------------
cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

                  (I) COMPLIANCE WITH ERISA. Comply, and cause each Subsidiary
                      ---------------------
to comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

                  (J) MAINTENANCE OF DEBT TO EQUITY RATIO. Maintain a ratio of
                      -----------------------------------
Consolidated Indebtedness (other than Indebtedness represented by the Notes) to Consolidated Net Worth (plus Indebtedness represented by the Notes) of not more than 2.00 to 1 for the quarter ended December 31, 1998, not more than 1.75 to 1 for the quarter ended March 31, 1999, not more than 1.50 to 1 for the quarter ended June 30, 1999 and not more than 1.50 to 1 thereafter, such ratio to be measured at the end of each fiscal quarter of the Company.

                  (K) MAINTENANCE OF NET WORTH. Commencing on or with the
                      ------------------------
quarter ending December 31, 1998, maintain a Consolidated Net Worth of not less than the sum of (i) $8,500,000 plus (ii) eighty percent (80%) of the Company's quarterly Consolidated Net Income earned after December 31, 1998 (and without regard to any consolidated net deficit) plus (iii) one hundred percent (100%) of any stockholder equity or subordinated debt raised by the Company after December 31, 1998, such amount to be measured at the end of each fiscal quarter of the Company.

                  (L) MAINTENANCE OF PROFITABILITY. Maintain at all times
                      ----------------------------
quarterly Consolidated Net Income before taxes of at least $500,000.

                  (M) MAINTENANCE OF QUICK RATIO. Maintain a ratio of (i) cash
                      --------------------------
plus accounts receivable to (ii) current liabilities (including borrowings from Fleet National Bank but excluding any deferred revenues) of at least .80 to 1 for the quarter ended December 31, 1998, of at least .85 to 1 for the quarter ended March 31, 1999, of at least .90 to 1 for the quarter ended June 30, 1999 and of at least .90 to 1 thereafter, such ratio to be measured at the end of each fiscal quarter of the Company.

                  (N) FOREIGN CORRUPT PRACTICES ACT. Comply, and cause each
                      -----------------------------
Subsidiary to comply, and cause each officer, director, employee and agent of the Company and each Subsidiary to comply, at all times with the prohibitions on certain acts and practices set forth in the Foreign Corrupt Practices Act of 1977, and any rules or regulations promulgated thereunder.

                  (O) EQUAL EMPLOYMENT OPPORTUNITY. Comply, and cause each
                      ----------------------------
Subsidiary to comply, with all applicable laws of the United States, the Commonwealth of Massachusetts, and of each other applicable jurisdiction relating to equal employment opportunity, any rules, regulations, administrative orders and Executive Orders relating thereto and the applicable terms, relating to equal employment opportunity, of any Government Contract; and keep, and cause each Subsidiary to file, all reports, affirmative action plans and forms required to be filed, pursuant to any such applicable law or the terms of any such Government Contract; provided, however, the Company or any Subsidiary shall
                          --------  -------
not be considered to have failed to comply with the foregoing during any period that any matter relating to the Company's or such Subsidiary's employment practices is being contested by the Company or such Subsidiary in appropriate proceedings, or thereafter, if the Company or such Subsidiary complies with any final determination issued in such proceedings.

                  (P) STATUS OF NOTES AND WARRANTS AS QUALIFIED INVESTMENTS. In
                      -----------------------------------------------------
the event that any of the statements, information and related data provided by or on behalf of the Company or any Subsidiary and relied upon by MCRC in determining that the Notes and Warrants constitute "qualified investments" within the meaning of that term in the Capital Resource Company Act shall be put in issue in any formal or informal proceedings initiated or conducted by or on behalf of the Commonwealth of Massachusetts, the Company shall, upon reasonable notice and at its expense, provide, and, cause each Subsidiary to provide, such additional information, witnesses and related data as may be reasonably necessary or appropriate to support the representations and warranties set forth in Article III.
                  (Q) ATTENDANCE AT BOARD MEETINGS. The Company shall permit
                      ----------------------------
MCRC to have one observer attend each meeting of its Board of Directors and each meeting of any committee thereof. The Company shall send to MCRC the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to MCRC copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee.

                  (R) COMPLIANCE WITH SECURITY AGREEMENT. The Company shall
                      ----------------------------------
comply at all times with all of the terms and conditions of the Security Agreement.

         4.02. NEGATIVE COVENANTS OF THE COMPANY. Without limiting any other
               ---------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes are outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

                  (A) LIENS. Create, incur, assume or suffer to exist, or permit
                      -----
any Subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereinafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances:

                              (i)  for taxes, assessments or governmental
         charges or levies on property of the Company or any Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                             (ii) imposed by law, such as carriers',
         warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

                            (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                             (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

                              (v) in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

                             (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

                            (vii) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

                           (viii) described in Exhibit 3.07 which secure the
                                               ------------
         Indebtedness set forth in Exhibit 3.05, provided that no such lien is
                                   ------------
         extended to cover other or different property of the Company or any Subsidiary;

                             (ix) now or hereafter granted to the Purchasers pursuant to the Security Agreement;

                              (x) arising out of a purchase money mortgage or security interest on personal property to secure the purchase price of such property (or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property), provided that such purchase money mortgage or security interest does not extend to any other or different property of the Company or any Subsidiary; and

                             (xi) securing Senior Debt, whether presently
existing or hereafter created.

                  (B) INDEBTEDNESS. Create, incur, assume or suffer to exist, or
                      ------------
permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for:

                              (i) the Notes;

                             (ii) Indebtedness for money borrowed, provided that such Indebtedness for money borrowed does not result in the Company's failure to comply with all of the provisions of Article IV hereof;

                            (iii) Current Liabilities, other than for borrowed money, which are incurred in the ordinary course of business; and

                             (iv) Indebtedness with respect to lease
         obligations, provided that such lease obligations do not violate subsection 4.02(c).

                  (C) LEASE OBLIGATIONS. Create, incur, assume or suffer to
                      -----------------
exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property in connection with any sale and leaseback transaction; or become obligated to pay any rent for real property or personal property under any lease with an original term, including any lessor options to renew or extend, of more than three years if the aggregate of consolidated fixed annual rent which would be payable in any fiscal year by the Company and its Subsidiaries under all such leases would exceed $627,342.

                  (D) ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER
                      --------------------------------------------------
PERSONS. Assume, guarantee, endorse or otherwise become directly or contingently
-------
liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                  (E) MERGERS, SALE OF ASSETS, ETC. Merge or consolidate with,
                      ----------------------------
or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to, any Person, or permit any Subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except that (1) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary, (2) any Subsidiary may merge into or transfer assets to the Company, and (3) the Company may merge any Person into it or otherwise acquire such Person as long as the Company is the surviving entity, such merger or acquisition does not result in the violation of any of the provisions of this Agreement and no such violation exists at the time of such merger or acquisition, and, provided that such merger or acquisition does not result in the issuance (in one or more transactions) of shares of the voting stock of the Company representing in the aggregate more than twenty percent (20%) of the total outstanding voting stock of the Company, on a fully diluted basis, immediately following the issuance thereof. The foregoing provisions notwithstanding, it is expressly agreed that the Company may sell the stock or assets of Candela Skin Care Centers, Inc.

                  (F) INVESTMENTS IN OTHER PERSONS. Make or permit any
                      ----------------------------
Subsidiary to make, any loan or advance to any person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any Person, except:

                             (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

                            (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1, by Moody's Investors Service, Inc.;

                           (iii) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition; and

                            (iv) loans or advances from a Subsidiary to the Company.

                  (G) DISTRIBUTIONS. Declare or pay any dividends, purchase,
                      -------------
redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that the Subsidiaries may declare and make payment of
                  ------
cash and stock dividends, return capital and make distributions of assets to the Company; provided, however, that nothing herein contained shall prevent the
         --------  -------
Company from:

                             (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock, or

                            (ii) redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life, if in the case of any such transaction there does not exist at the time of such Distribution an Event of Default or an event which, but for the requirement that notice be given or time elapse or both, would constitute an Event of Default and provided that such Distribution can be made in compliance with the other terms of this Agreement.

                  (H) DEALINGS WITH AFFILIATES. Enter or permit any Subsidiary
                      ------------------------
to enter into any transaction with any holder of 5% or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or the Subsidiary than it would obtain in a transaction between unrelated parties.

                  (I) MAINTENANCE OF OWNERSHIP OF SUBSIDIARIES. Sell or
                      ----------------------------------------
otherwise dispose of any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary, provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 4.02(e). The foregoing provisions notwithstanding, it is expressly agreed that the Company may sell the stock or assets of Candela Skin Care Centers, Inc.

                  (J) CHANGE IN NATURE OF BUSINESS. Make, or permit any
                      ----------------------------
Subsidiary to make, any material change in the nature of its business as carried on at the date hereof, provided that material changes in the nature of the business presently conducted by Candela Skin Care Centers, Inc. may be made.

         4.03. REPORTING REQUIREMENTS. The Company will furnish to each
               ----------------------
registered holder of any Note, any Warrant and any shares of Common Stock issued upon exercise of any Warrants:

                  (A) as soon as possible and in any event within five (5) days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto;

                  (B) as soon as available and in any event within forty-five
(45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                  (C) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing;

                  (D) at the time of delivery of each quarterly and annual statement, a certificate, executed by the chief financial officer in the case of quarterly statements and the Company's independent public accountants in the case of annual statements, stating that such officer or accountants, as the case may be, has caused this Agreement, the Notes, the Warrants and the Security Agreement to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Notes, the Warrants or the Security Agreement or, if such officer or accountant has such knowledge, specifying such default and the nature thereof. Each such certificate shall set forth computations in reasonable detail demonstrating compliance with the provisions of subsections 4.01(j), (k), (l) and (m) and subsections 4.02(b) and (c);

                  (E) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

                  (F) prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

                  (G) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary of the type described in Section 3.04; and

                  (H) promptly after sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or the Securities and Exchange Commission and such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as any Purchaser may from time to time reasonably request.


                                   ARTICLE V

                              REGISTRATION RIGHTS

         5.01. "PIGGY BACK" REGISTRATION. If at any time the Company shall
               -------------------------
determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock of the type which has been or may be issued upon the exercise of the Warrants, other than on Form S-4 or Form S-8 or their then equivalents, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which each holder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section 5.01 shall be construed to limit any registration required under Section 5.02.

         5.02. REQUIRED REGISTRATION. If on any two occasions, one or more
               ---------------------
holders of at least forty percent (40%) of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least twenty percent (20%) of the Registrable Shares, the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within thirty (30) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. If the Company determined to include shares to be sold by it in any registration requests pursuant to this Section 5.02, such registration shall be deemed to have been a registration under Section 5.01 of this Article V.

         5.03. REGISTRATION ON FORM S-3. In addition to the rights provided the
               ------------------------
holder of Registrable Shares in Sections 5.01 and 5.02 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission), the Company will at any time, and from time to time, thereafter, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify.

         5.04. EFFECTIVENESS. The Company will use its best efforts to maintain
               -------------
the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. Notwithstanding the previous sentences, the Company may suspend the effectiveness of a registration statement for a period not to exceed ninety (90) days in any twelve
(12) month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors of the Company, should not be disclosed. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         5.05. INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES. In the event
               -----------------------------------------------
that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company in writing. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.05, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         5.06. INDEMNIFICATION OF COMPANY. In the event that the Company
               --------------------------
registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to
--------  -------
an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent.

         5.07. EXCHANGE ACT REGISTRATION. If the Company at any time shall list
               -------------------------
any of its Common Stock of the type which may be issued upon the exercise of the Warrants on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, all of the Common Stock from time to time issuable upon exercise of the Warrants. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Securities and Exchange Commission such information as the Securities and Exchange Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Securities without registration.

         5.08. DAMAGES. The Company recognizes and agrees that the holder of
               -------
Registrable Shares may not have an adequate remedy if the Company fails to comply with this Article V and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.

         5.09. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding
               ----------------------------------
Sections of this Article V, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

                  (A) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

                  (B) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated
                    --------  -------
to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

                  (C)  Furnish to each selling holder a signed counterpart of

                                  (i)  an opinion of counsel for the Company,
         dated the effective date of the registration statement, and

                                 (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

                  (D) Permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

                  (E) Furnish to each selling holder a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering; and

                  (F) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.

         5.10. EXPENSES. In the case of a registration under Section 5.01, 5.02
               --------
or 5.03, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or
          --------  -------
otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares, or (ii) any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares.

         5.11. TERMINATION OF REGISTRATION RIGHTS. The Company shall be under no
               ----------------------------------
obligation to effect a registration of a holder's Registrable Shares after such Registrable Shares are freely tradable without restrictions pursuant to Rule 144(k) of the Securities Act or otherwise.


                                  ARTICLE VI

                               EVENTS OF DEFAULT

         6.01. EVENTS OF DEFAULT. If any of the following events ("Events of
               -----------------
Default") shall occur and be continuing:

                  (A) The Company shall fail to pay any installment of principal of any of the Notes when due; or

                  (B) The Company shall fail to pay any interest or premium on any of the Notes when due and such failure shall continue for five (5) business days; or

                  (C) The Company shall default in the performance of any covenant contained in subsections 4.01(j), (k), (l) or (m) or shall default for ten (10) days in the performance of any covenant contained in Section 4.02; or

                  (D) Any representation or warranty made by the Company or any Subsidiary in this Agreement or by the Company or any Subsidiary (or any officers of the Company or any Subsidiary) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement or the Security Agreement, shall prove to have been incorrect when made in any material respect; or

                  (E) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Notes, the Warrants or the Security Agreement on its part to be performed or observed and any such failure remains unremedied for ten (10) business days after written notice thereof shall have been given to the Company by any registered holder of the Notes; or

                  (F) The Company or any Subsidiary shall fail to pay any Indebtedness for borrowed money (other than as evidenced by the Notes) owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Notes) evidencing or securing or relating to any Indebtedness owing by the Company or any Subsidiary, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness, or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such Indebtedness, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness or such trustee or trustees; or

                  (G) The Company or any Subsidiary shall be involved in financial difficulties as evidenced (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order for relief in any involuntary case commenced under said Title 11; (v) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

                  (H) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any Subsidiary and such judgment, writ, or similar process shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy;

then, and in any such event, any Purchaser or any other holder of the Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 6.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

         6.02. ANNULMENT OF DEFAULTS. Section 6.01 is subject to the condition
               ---------------------
that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except the principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holders of sixty percent (60%) or more in principal amount of all Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.


                                  ARTICLE VII

                       DEFINITIONS AND ACCOUNTING TERMS

         7.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following
               ---------------------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Note and Warrant Purchase Agreement as from time to time amended and in effect between the parties.

         "Capital Resource Company Act" shall have the meaning assigned to that term in Section 1.12.

         "Closing" shall have the meaning assigned to that term in Section 1.03(a).

         "Code" shall have the meaning assigned to that term in Section 4.01(i).

         "Company" means and shall include Candela Corporation and its successors and assigns.

         "Common Stock" includes the Company's Common Stock, $.01 par value per share, as authorized on the date of this Agreement, and any other securities into which or for which any such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles.

         "Consolidated Net Earnings Available for Interest Charges" means, for any period, Consolidated Net Income for such period plus (a) interest paid or accrued by the Company and its Subsidiaries with respect to all Indebtedness for such period and (b) income and excess profit taxes for such period and all other taxes for such period which are imposed on or measured by income after deduction of interest charges.

         "Consolidated Net Income" means, for any period, the net income (or net deficit) of the Company and its Subsidiaries for such period, after all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles eliminating (i) all intercompany items,
(ii) all earnings attributable to equity interests in Persons that are not Subsidiaries unless actually received by the Company or its Subsidiaries, (iii) all income arising from the forgiveness, adjustment or negotiated settlement of any Indebtedness, and (iv) any increase or decrease of income arising from any change in the method of accounting for any item from that employed in the preparation of the financial statements referred to in Section 3.08.

         "Consolidated Net Worth" means, at any dates, the sum of (a) the par value of all of the stock of the Company issued and outstanding, (b) the amount of any additional paid-in-capital, and (c)

                                  (i)  plus, the positive retained earnings, if
         any, of the Company and its Subsidiaries, or

                                 (ii)  less, the amount of any deficit in the
         retained earnings of the Company and its Subsidiaries

as the same appears on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied as of such date, after eliminating all intercompany items and all amounts properly attributable to (1) any write-up in the book value of any asset resulting from a revaluation thereof after the date of this Agreement; (2) the amount of any intangible assets including patents, trademarks, unamortized debt discount and expense, goodwill, covenants and agreements and the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company or of the Subsidiary which shall have acquired the same; (3) earnings attributable to any other Person unless actually received by the Company or its Subsidiaries; and
(4) changes in the method of accounting.

         "Current Liabilities" means all liabilities of any corporation which would, in accordance with generally accepted accounting principles consistently applied, be classified as current liabilities of a corporation conducting a business the same as or similar to that of such corporation, including, without limitation, all rental payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards and fixed prepayments of, and sinking fund payments with respect to, Indebtedness (including Indebtedness evidenced by the Notes), which payments are required to be made within one year from the date of determination.

         "Distribution" shall have the meaning assigned to that term in Section 4.02(g).

         "ERISA" shall have the meaning assigned to that term in Section 3.10.

         "Events of Default" shall have the meaning assigned to that term in
Section 6.01.

         "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal Agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Form 10-K" means the Company's Form 10-K for the fiscal year ended June 27, 1998 as filed with the Commission pursuant to the Exchange Act.

         "Government Contract" shall have the meaning assigned to that in
Section 3.14.

         "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

         "Interest Charges" means the interest expense of the Company and its Subsidiaries on Indebtedness (including the current portion thereof).

         "MCRC" shall have the meaning assigned to that term in Section 1.12.

         "Notes" shall have the meaning assigned to that term in Section 1.01.

         "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Proxy Statement" means the Proxy Statement of the Company, dated December 11, 1998, used in connection with its January 20, 1998 annual meeting of stockholders.

         "Purchasers" means and shall include not only the Purchasers listed in the Schedule of Purchasers attached hereto but also any other holder or holders of any of the Notes or Warrants.

         "Registrable Shares" means and includes the shares of Common Stock issued and issuable upon exercise of the Warrants.
         "Security Agreement" shall have the meaning assigned to that term in
Section 2.02(a).

         "Securities Act" means the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

         "Senior Debt" shall have the meaning assigned to that term in Section 1.10(h).

         "Subsidiary" or "Subsidiaries" means any corporation or trust of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time all of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

         "Warrants" shall have the meaning assigned to that term in Section
1.02.

         7.02. ACCOUNTING TERMS. All accounting terms not specifically defined
               ----------------
herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements referred to in Section 3.08, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with such principles.


                                 ARTICLE VIII

                                 MISCELLANEOUS

         8.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part
               ------------------------------
of any Purchaser, or any other holder of the Notes or Warrants in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         8.02. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this
               --------------------------------
Agreement, the Notes or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company
(i) shall, in the case of the Notes, obtain consent thereto in writing from the holder or holders of at least sixty percent (60%) in principal amount of all Notes then outstanding and (ii) shall, in the case of the Warrants, obtain the consent thereto in writing from the holder or holders of at least sixty percent (60%) of the Common Stock issued and issuable upon exercise of the Warrants; provided that no such consent shall be effective to reduce the amount of or to
--------
postpone any date for the payment of the principal (including any required redemption) or interest payable on any Note, without the consent of the holder thereof, or to reduce the percentage of the Notes and Warrants the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same.

         8.03. ADDRESSES FOR NOTICES, ETC. All notices, requests, demands and
               --------------------------
other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to the applicable party at the addresses indicated below:

         If to the Company:

                           Candela Corporation
                           530 Boston Post Road
                           Wayland, Massachusetts 01778
                           Attention:  President

         If to a Purchaser:

                           At such Purchaser's address as listed in the Schedule of Purchasers attached hereto.

         If to any other holder of the Notes or Warrants: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. Any communication provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such communication is mailed by registered or certified mail, in which case it shall be deemed to have been received on (a) the third business day following the mailing thereof, or (b) the day of its receipt, if a business day, or the next succeeding business day, whichever of (a) or (b) is earlier.

         8.04. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand
               -------------------------
all costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Agreement, the Notes, the Warrants, the Security Agreement and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Testa, Hurwitz & Thibeault, LLP, counsel for the Purchasers, with respect thereto, as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the Purchasers in connection with the amendment or enforcement of this Agreement, the Notes, the Warrants, the Security Agreement and other instruments and documents to be delivered hereunder or thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Warrants, the Security Agreement and the other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

         8.05. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon
               --------------------------
and inure to the benefit of the Company and the Purchasers and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers.

         8.06. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations
               ------------------------------------------
and warranties made in this Agreement, the Notes, the Warrants or the Security Agreement or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loans.

         8.07. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement
               ----------------
between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

         8.08. SEVERABILITY. The invalidity or unenforceability of any provision
               ------------
hereof shall in no way affect the validity or enforceability of any other provision.

         8.09. GOVERNING LAW. This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts.

         8.10. HEADINGS. Article, Section and subsection headings in this
               --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8.11. SEALED INSTRUMENT. This Agreement is executed as an instrument
               -----------------
under seal.

         8.12. COUNTERPARTS. This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         8.13. ACKNOWLEDGMENT. The Company and each Purchaser hereby acknowledge
               --------------
that the Purchasers, other than MCRC, would not have provided to the Company the financing being provided hereunder on the terms agreed to herein had not MCRC agreed to participate for the amount and on the terms agreed to herein.

         8.14. FURTHER ASSURANCES. From and after the date of this Agreement,
               ------------------
upon the request of any Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Notes, the Warrants and the Security Agreement.



                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

             Signature Page to Note and Warrant Purchase Agreement
             -----------------------------------------------------


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CANDELA CORPORATION



                                    By:/s/ F. Paul Broyer
                                       -----------------------------------------
                                         F. Paul Broyer, Chief Financial Officer

                                    MASSACHUSETTS CAPITAL RESOURCE COMPANY



                                    By:/s/ Ben Bailey III
                                       -----------------------------------------
                                         Ben Bailey III, Vice President



                                    By:/s/ /William D. Witter
                                       -----------------------------------------
                                         William D. Witter



                                     By:/s/ Michael D. Witter
                                        ----------------------------------------
                                         Michael D. Witter

                              CANDELA CORPORATION

                            Schedule of Purchasers
                            ----------------------

                                                                                  Number of
                                                                                  Shares of
                                                                Principal        Common Stock
                                                                Amount Of           Under        Total Aggregate
Name and Address of Purchaser                                    Notes             Warrant        Purchase Price
-----------------------------                                    -----             -------        --------------
Massachusetts Capital Resource Company*                        $3,000,000          300,000            $3,000,000
420 Boylston Street
Boston, MA  02116
Mr. William D. Witter                                             500,000           50,000               500,000
William D. Witter Inc.
153 East 53 Street
New York, NY  10022
Mr. Michael D. Witter                                             200,000           20,000               200,000
                                                               ----------         --------            ----------
William D. Witter Inc.
153 East 53 Street
New York, NY  10022
     TOTAL                                                     $3,700,000          370,000            $3,700,000
                                                                ---------          -------             ---------


______________________

* Payments to MCRC should be made to:

         Massachusetts Capital Resource Company
         P. O. Box 3707
         Boston, Massachusetts  02241

                                                                    Exhibit 1.01
                                                                    ------------

Payment of this Note is subject to the terms and conditions of a Subordination Agreement dated October 15, 1998 between the Company and Fleet National Bank. A copy of said Subordination Agreement may be obtained, upon written request of any holder of this Note, from Fleet National Bank, One Federal Street, Boston, MA 02110.

                              CANDELA CORPORATION

                                 NOTE DUE 2006

$_____________                                                  October 15, 1998


         For value received, Candela Corporation, a Delaware corporation (the "Company"), hereby promises to pay to [name of registered holder] or registered assigns (hereinafter referred to as the "Payee"), on or before October 31, 2006, the principal sum of ______________________________ Dollars ($_____________) or
such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of nine and three-quarters percent (9-3/4%) per annum, such interest to be payable quarterly on the last day of April, July, October and January, the first such payment to be due and payable on October 31, 1998, until the whole amount of the principal hereof remaining unpaid shall become due and payable, and to pay interest at the rate of fourteen percent (14%) (so far as the same may be legally enforceable) on all overdue principal (including any overdue required redemption), premium and interest. Principal, premium, if any, and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Payee or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year and a 30-day month.

         This Note is issued pursuant to and is entitled to the benefits of a certain Note and Warrant Purchase Agreement, dated as of October 15, 1998, between the Company and the Persons listed in the Schedule of Purchasers attached thereto (as the same may be amended from time to time, hereinafter referred to as the "Agreement"), and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, that (i) this Note is subject to mandatory prepayments as specified in said Agreement, (ii) the principal of and interest on this Note is subordinated to Senior Debt, as defined in the Agreement, and (iii) in case of an Event of Default, as defined in the Agreement, the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement.

         As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         This Note is secured by and entitled to the benefits of a certain Security Agreement (as that term is defined in the Agreement), dated October 15, 1998, between the Company and the Persons listed in the Schedule of Purchasers to the Agreement.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all cost of collection, including all reasonable attorney's fees.

         This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.

         The Company and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                               CANDELA CORPORATION


                               By_____________________________________________
                                    F. Paul Broyer, Chief Financial Officer

                                                                    Exhibit 1.02
                                                                    ------------

No. WA-__                          Right to Purchase ____ Shares of Common
                                   Stock of Candela Corporation

                              CANDELA CORPORATION

                         COMMON STOCK PURCHASE WARRANT

         Candela Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received _________________________________, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Boston time, on October 31, 2006, or such later time as may be specified in Section 17 hereof, _________ fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at a purchase price per share of $4.00 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Subordinated Note and Warrant Purchase Agreement (the "Agreement"), dated as of October 15, 1998, between the Company and the Persons listed in the Schedule of Purchasers attached thereto, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to all of the benefits of the Agreement, as provided therein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                           (a) The term "Company" shall include Candela
         Corporation and any corporation which shall succeed or assume the obligations of the Company hereunder.

                           (b) The term "Common Stock" includes the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                           (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 5 or otherwise.

         1.  EXERCISE OF WARRANT.
             -------------------

                  1.1. FULL EXERCISE. This Warrant may be exercised in full by
                       -------------
the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  1.2. PARTIAL EXERCISE. This Warrant may be exercised in part
                       ----------------
by surrender of this Warrant in the manner and at the place provided in subsection 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by
(b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.3. PAYMENT BY NOTES SURRENDER. Notwithstanding the payment
                       --------------------------
provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

                  1.4 NET ISSUE ELECTION. The holder hereof may elect to
                      ------------------
receive, without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of subscription at the end hereof duly executed by such holder, at the office of the Company. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X =         the number of shares to be issued to such holder pursuant to this subsection 1.4.

        Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.4.

        A = the fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company, as at the time the net issue election is made pursuant to this subsection 1.4.

        B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.4.

The Board of Directors of the Company shall promptly respond in writing to an inquiry by the holder hereof as to the fair market value of one share of Common Stock.

                  1.5. COMPANY ACKNOWLEDGMENT. The Company will, at the time of
                       ----------------------
the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or
                       ---------------------------
trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

         2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as
            -------------------------------------------------
practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

         3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.;
            --------------------------------------------------------
RECLASSIFICATION, ETC. In case at any time or from time to time, the holders of
---------------------
Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                           (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                           (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                           (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in subsection 5.4), then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 4 and 5.

         4. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.
            ---------------------------------------------------------

                  4.1. REORGANIZATIONS, MERGERS, ETC.. In case at any time or
                       -----------------------------
from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in sections 3 and 5.

                  4.2. DISSOLUTION. In the event of any dissolution of the
                       -----------
Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

                  4.3. CONTINUATION OF TERMS. Upon any reorganization,
                       ---------------------
consolidation, merger or transfer (and any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 6.

     5.  ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN THE PURCHASE
         ----------------------------------------------------------------------
PRICE IN EFFECT.
---------------

            5.1. GENERAL. If the Company shall at any time or from time to
                 -------
time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this section 5 by subsections 5.4 and 5.5) without consideration or for a net consideration per share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case: (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                     (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                     (2) the denominator of which shall be (a) the number of shares of Common stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

and (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive the number of shares of Common stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

            5.2.  DEFINITIONS, ETC. For purposes of this section 5 and of
                  ----------------
section 7:

                     The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in subsection 5.1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under subsection 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this subsection 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options or other subscription or purchase rights expire or are canceled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect at the time of the issuance of the expired or canceled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or canceled warrants, options or other subscriptions or purchase rights not been issued. For purposes of this subsection 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

               (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

               (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

          For purposes of this section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this section 5, consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

     This subsection 5.2 shall not apply under any of the circumstances described in subsection 5.4.

               5.3. DILUTION IN CASE OF OTHER SECURITIES. In case any Other
                    ------------------------------------
Securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for this section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

               5.4. EXTRAORDINARY EVENTS. In the event that the Company shall
                    --------------------
(i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this subsection 5.4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.4) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

               5.5. EXCLUDED SHARES. Section 5.1 shall not apply to the issuance
                    ---------------
of shares of Common Stock, or options therefor, to directors, officers and employees of the Company pursuant to any stock options, stock purchase, stock ownership or compensation plan approved by the Company's Board of Directors, provided that the aggregate number of shares, and options therefor, so issued to directors, officers and employees after the date of the Agreement does not exceed 500,000.

     6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its
        -------------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrants.

     7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any
        ------------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8. NOTICES OF RECORD DATE, ETC.  In the event of
        ---------------------------

                    (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                    (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

     9.  RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The
         ------------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant,
         --------------------
properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory
         -----------------------
to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     12. WARRANT AGENT. The Company may, by written notice to each holder of a
         -------------
Warrant, appoint an agent having an office in either Boston, Massachusetts or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to section 1, exchanging Warrants pursuant to section 10, and replacing Warrants pursuant to section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     13. REMEDIES. The Company stipulates that the remedies at law of the holder
         --------
of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to
         ------------------
all of which each holder or owner hereof by the taking hereof consents and agrees:

               (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15. NOTICES, ETC. All notices and other communications from the Company to
         ------------
the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived,
         -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     17. EXPIRATION; AUTOMATIC EXERCISE. The right to exercise this Warrant
         ------------------------------
shall expire at 5:00 P.M., Boston time, on the later of (i) October 31, 2006 or
(ii) at such time as all principal and interest on the Notes (as defined in the Agreement) is paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of subsection 1.4 hereof, without any further action on behalf of the holder hereof, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

Dated: October 15, 1998          CANDELA CORPORATION


                                 By____________________________________________
                                      F. Paul Broyer, Chief Financial Officer

                             FORM OF SUBSCRIPTION

                  (To be signed only on exercise of Warrant)

TO CANDELA CORPORATION

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of CANDELA CORPORATION and herewith makes payment of $........
therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., whose address is .............


Dated:                             .....................................
                                   (Signature must conform to name of holder as specified on the face of the Warrant)



                                   .....................................
                                   (Address)


                             --------------------

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto ......... the right represented by the within Warrant to purchase .........
shares of Common Stock of CANDELA CORPORATION to which the within Warrant relates, and appoints .............. Attorney to transfer such right on the books of CANDELA CORPORATION with full power of substitution in the premises.


Dated:                             .....................................
                                   (Signature must conform to name of holder as specified on the face of the Warrant)



                                   .....................................
                                   (Address)

Signed in the presence of:


 .............

                                                                 EXHIBIT 2.02(A)
                                                                 ---------------

                              SECURITY AGREEMENT
                              ------------------

     The undersigned, CANDELA CORPORATION, a Delaware corporation with a place of business and executive office located at 530 Boston Post Road, Wayland, Massachusetts 01778 (hereinafter referred to as a "Debtor") hereby grants to MASSACHUSETTS CAPITAL RESOURCE COMPANY, WILLIAM D. WITTER AND MICHAEL D. WITTER (hereinafter called the "Secured Parties"), a security interest in and agrees and acknowledges that Secured Parties have and will continue to have a security interest in the following:

     (A) All of Debtor's inventory of whatever name, nature, kind or description, all Debtor's goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Debtor, parts, supplies, all wrapping, packaging, advertising, labeling, and shipping materials, devices, names and marks, all contract rights and documents relating to any of the foregoing, whether any of the foregoing be now existing or hereafter arising, wherever located, now owned or hereafter acquired by the Debtor (all of which is sometimes hereinafter referred to as "Inventory");

     (B) All of the Debtor's presently owned and hereafter acquired equipment, machinery, furniture, fixtures and all other tangible personal property of whatsoever kind or nature, together with all proceeds thereof, additions and accessions thereto or replacements thereof or substitutions therefor (all of which is sometimes hereinafter referred to as "Equipment");

     (C) All of the Debtor's accounts, accounts receivable, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to the Debtor for goods sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of the Debtor in the goods or services which gave rise thereto, including rights of an unpaid seller of goods or services; whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to the Debtor (all of which are sometimes hereinafter referred to as "Accounts");

     (D) All of the Debtor's general intangibles, including without limitation, names, goodwill, trade secrets, copyrights, trademarks, trademark applications, tradenames, patents, patent applications, licenses, other intellectual property, permits, governmental approvals, deposit accounts, tax refunds, claims under insurance policies (whether or not proceeds from Collateral), other rights to payment, rights of setoff, choses in action, rights under judgments, computer programs and software, contract rights, and all contracts and agreements to, or of which it is a party or beneficiary, and all intangible personal property of whatsoever kind or nature now owned by the Debtor as well as any and all thereof that may be hereafter acquired and in and to all proceeds thereof;

     (E) All of the Debtor's books and records, as they exist from time to time, relating to (A) through (D) above, inclusive;

     (F) All other assets of every nature and description, whether it be now existing or hereafter arising and whether now or hereafter belonging to the Debtor;

(all hereinafter sometimes collectively referred to as "Collateral"); to secure the payment of all sums due or which may become due under certain Notes, due October 31, 2006, of the Debtor in the original aggregate principal amount of Three Million Seven Hundred Thousand Dollars ($3,700,000), such notes being issued pursuant to a certain Note and Warrant Purchase Agreement (the "Purchase Agreement") by and between the Debtor and Secured Parties of even date herewith (hereinafter sometimes collectively referred to as "Obligation" or "Obligations").

I. WARRANTIES AND COVENANTS.
   ------------------------

     The Debtor hereby warrants and covenants that:

     (A)  The Equipment and Inventory are used primarily for business purposes.

     (B) The Equipment and Inventory of the Debtor will be kept at the Debtor's places of business, set forth in Exhibit A attached hereto. The Debtor will
                                 ---------
promptly notify the Secured Parties of any change in the location of the Collateral, and the Debtor will not remove the Equipment from the locations set forth in Exhibit A without the prior written consent of the Secured Parties. The
         ---------
Debtor will notify the Secured Parties, at least twenty (20) days prior to any such event, of any change in the Debtor's exact legal name, any change in its places of business or locations of Equipment or Inventory as set forth in Exhibit A or its establishment of any new place of business or location of
---------
Equipment or Inventory or office where its records concerning Accounts and other assets are kept.

     (C) Except for (i) the security interest granted hereby and (ii) the encumbrances permitted under Section 4.02(a) of the Purchase Agreement (the "Permitted Encumbrances"), the Debtor is the owner of its presently owned Collateral and will be the owner of its Collateral hereafter acquired free from any adverse lien, security interest or encumbrance, and the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

     (D) No financing statements (other than the Permitted Encumbrances, if any) covering any Collateral or any proceeds thereof are on file in any public office, and at the request of Secured Parties, the Debtor will join with Secured Parties in executing one or more (i) financing statements pursuant to the Uniform Commercial Code, (ii) title certificate lien application forms; and
(iii) other documents necessary or advisable to perfect the security interests evidenced hereby, all in form satisfactory to Secured Parties and the Debtor will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Parties to be necessary or desirable.

     (E) The Debtor will have and maintain insurance at all times with respect to all its Collateral against risks of fire (including so-called extended coverage), theft, embezzlement and such other risks as Secured Parties may reasonably require containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to Secured Parties; and, if requested by the Secured Parties, all policies of insurance shall provide for at least twenty (20) days' written cancellation notice to Secured Parties. If and when requested by the Secured Parties, the Debtor shall furnish Secured Parties with certificates or other evidence satisfactory to Secured Parties of compliance with the foregoing insurance provision and the Secured Parties may act either in its name or as attorney for the Debtor (for that purpose by these presents duly authorized and appointed with full power of substitution and revocation) in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts in payment of any loss.

     (F) The Debtor will upon request made by the Secured Parties render to the Secured Parties a list of all Accounts assigned hereunder and a statement indicating the total dollar amount of the Accounts then outstanding.

     (G) The only offices where the Debtor keeps records concerning any Accounts are listed on Exhibit A and the Debtor will not remove any of such
                       ---------
records from said offices without written consent of the Secured Parties.

     (H) The Debtor will keep its Collateral free from any adverse lien, security interest or encumbrances except the Permitted Encumbrances, if any. The Debtor will at all times keep accurate and complete records of its Accounts, and the Secured Parties or any of their agents shall have the right at reasonable times and upon prior notice, to inspect the Debtor's books and records relating to said Accounts or to any other transactions to which the Debtor is a party and from which an Account might arise and to make extracts from said books and records. The Debtor shall immediately notify the Secured Parties of any event causing material loss or depreciation in value of any of its Accounts and the amount of such loss or depreciation.

     (I) If any of a Debtor's Accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Secured Parties thereof in writing and will execute any instruments and take any steps required by the Secured Parties in order that all monies due and to become due under such contracts shall be assigned to the Secured Parties and notice thereof given to the government under the Federal Assignment of Claims Act. Notwithstanding the foregoing, the Secured Parties shall not request the Debtor to provide notice to the United States or any department, agency or instrumentality thereof until an Event of Default has occurred.

     (J) Subsequent to the occurrence of any Event of Default, if any of a Debtor's Accounts should be evidenced by promissory notes, trade acceptances or other instruments for the payment of money, the Debtor will immediately deliver same to the Secured Parties, appropriately endorsed to the Secured Parties' order and, regardless of the form of such endorsement, such Debtor hereby waives presentment, demand or notice of any kind with respect thereto. This Agreement may, but need not be supplemented by separate assignments of Accounts to the Secured Parties and if such assignments are given the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Agreement.

     (K) The Debtor will pay promptly when due all taxes and assessments upon its Collateral or for its use or operation or upon this Agreement or upon any note or notes secured hereby. In its sole discretion, the Secured Parties may:
(i) discharge taxes and liens levied or placed on Collateral; (ii) pay for insurance thereon or the maintenance and preservation thereof; or (iii) if the Debtor shall fail to make required deposits in respect of F.I.C.A. or any withholding taxes, make such deposits or pay such taxes, in whole or in part, or set up such reserves as the Secured Parties in its sole discretion deem necessary in respect of the Debtor's liability therefor. Any amount so paid, deposited or reserved for shall constitute a loan for all purposes hereunder, and the Debtor promises to repay the Secured Parties such amounts upon the Secured Parties' demand. Nothing herein shall be deemed to obligate the Secured Parties to do any of the foregoing and the making of any one or more such payments; deposits or reserves shall not constitute an agreement by the Secured Parties to take any further or similar action or a waiver of any right of the Secured Parties hereunder.

     (L) The Debtor will keep its Collateral at all times in good order and repair, reasonable wear and tear excepted, and will make necessary renewals of and replacements to the same with goods of equal value and serviceability, free of all liens, security interests and encumbrances, which goods shall automatically become subject to this Agreement.

II. ADDITIONAL RIGHTS AND ASSURANCES.
    --------------------------------

     (A) At the Secured Parties' request, the Debtor at its expense will promptly and duly execute and deliver such documents and assurances and take such actions as may be necessary or desirable or as the Secured Parties may request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement and to establish, perfect and protect the Secured Parties' security interest, rights and remedies created or intended to be created hereunder.

     (B) Subject to Article VI of this Agreement, the Secured Parties may at any time following an occurrence of an Event of Default and while an Event of Default is continuing hereunder have the right to take physical possession of the Collateral and to maintain such possession on the Debtor's premises or to remove the Collateral or any part thereof to such other places as the Secured Parties may desire. If the Secured Parties exercises such right, the Debtor shall at its sole expense upon the Secured Parties' request assemble the same and make it available to the Secured Parties at a place reasonably convenient to the Secured Parties. If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall, at the Secured Parties' request, notify them of the Secured Parties' security interest therein and, at the Secured Parties' request, instruct them to hold the same for the Secured Parties' account and subject to the Secured Parties' instructions.

     (C) The Secured Parties may at any time after an occurrence of an Event of Default (i) in its own name or in the name of others communicate with account debtors in order to verify with them to the Secured Parties' satisfaction the existence, amount and terms of any Accounts and the absence of any reductions, discounts, defenses or offsets with respect thereto, or (ii) notify account debtors that Collateral has been assigned to the Security Party and that payments by such debtors shall be made directly to the Secured Parties. At the Secured Parties' request, the Debtor will notify any or all such debtors of such assignment, give instruction and/or indicate on billings to such debtors that their Accounts shall be paid to the Secured Parties and/or supply such debtors with a copy of this Agreement.

      (D) Subsequent to the occurrence of any Event of Default and while an Event of Default shall be continuing, the Secured Parties shall have full power, in its own name or that of the Debtor, to collect, endorse, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof. Subsequent to the occurrence of any Event of Default, the Debtor agrees upon request of the Secured Parties to appoint any officer or agent of the Secured Parties as true and lawful attorney-in-fact, with power of substitution, to endorse the name of the Debtor or any of its officers, trustees or agents upon any Accounts, notes, checks, drafts, money orders, or other instruments of payment (including under any policy of insurance on Collateral) or Collateral that may come into possession of the Secured Parties in full or part payment of any amounts owing to Secured Parties; to sign and endorse the name of the Debtor or any of its officers, trustees or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; to give written notice to such offices and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to the Secured Parties; to take any and all other actions necessary or appropriate to collect, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof; and to obtain, adjust, settle and cancel any insurance; hereby granting to each said attorney-in-fact or his substitute full power to do any and all things necessary or appropriate to be done in and about the premises as fully and effectually as the Debtor might or could do, and hereby ratifying all that any said attorney-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

      (E) The Debtor hereby assigns to the Secured Parties all sums, including without limitation return of premiums, which may become payable under any and all of such Debtor's policies of insurance and directs each insurance company issuing any such policy to make payment which would otherwise be due thereunder to the Debtor directly to the Secured Parties.

      (F) To the extent permitted by Debtor's lease on any premises or place of business, the Debtor hereby grants to the Secured Parties, for a term commencing on the date of the occurrence of any Event of Default and continuing as long as any of the Obligations remain outstanding, at a rental of $1.00 for such entire term, the right to the use of all premises or places of business which such Debtor now or hereafter may have and where any Collateral may be located for the purpose of protecting or enforcing the Secured Parties' rights to the Collateral.

      (G) In the event of the sale, exchange or disposition of any of the Collateral (other than finished goods in the ordinary course of business) or any interest therein (and no such sale, exchange or other disposition is hereby authorized or consented to), the Secured Parties' security interest shall nevertheless continue in such Collateral (including without limitation all proceeds, cash and non-cash) notwithstanding such sale, exchange or other disposition; and the Secured Parties' receipt of any such proceeds shall not be deemed or construed to be an authorization of or consent to any such sale, exchange or other disposition.

      (H) Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts, choses in action, general intangibles, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof) owned by the Debtor or in which the Debtor has an interest, which now or hereafter are at any time in possession or control of the Secured Parties or any affiliate of the Secured Parties or in transit by mail or carrier to or from the Secured Parties or such affiliate or in the possession of any third party acting in its behalf, without regard to whether the Secured Parties or such affiliate received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or had conditionally released the same, shall constitute security for Obligations and may be applied at any time to Obligations which are then owing, whether due or not due.

      (I) A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement to the extent permitted under applicable law.

III. EVENTS OF DEFAULT.
     -----------------

      The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (individually and collectively an "Event of Default"):

     (A) Failure by the Debtor to observe or perform any covenant or agreement referred to herein and, if no other grace or cure period is applicable thereto, the continuance of such failure for ten (10) business days;

     (B) Sale, transfer or assignment of any of the Collateral (including via an assignment of transfer of any interest of the Debtor) (except the sale of inventory in the ordinary course of business), loss, theft, or substantial damage or destruction of any of the Collateral which is not fully and adequately insured against as hereinbefore provided; or

     (C) An Event of Default (as defined in the Purchase Agreement or under any of the documents referred to therein) shall have occurred and is continuing and such Event of Default has not been annulled.

IV. REMEDIES.
    --------

     (A)  If an Event of Default occurs:

               (1) The Secured Parties may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

               (2) The Secured Parties may exercise and shall have any and all rights and remedies accorded it by the Massachusetts Uniform Commercial Code or the Uniform Commercial Code as adopted in such state whose laws govern the disposition of certain Collateral. The requirement of reasonable notice shall be met, if notice containing such information as may be required under applicable law is mailed, postage prepaid, to the Debtor or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Collateral. The Debtor shall pay to the Secured Parties on demand any and all expenses, including reasonable legal expenses and reasonable attorney's fees, incurred or paid the Secured Parties in protecting or enforcing any rights of the Secured Parties hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

               (3) The Debtor designates and appoints the Secured Parties its true and lawful attorney with full power of substitution in its own name or in the name of such Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due and to become due on the Accounts and to endorse the name of such Debtor on all commercial paper given in payment or part-payment thereof and in its reasonable discretion to file any claim or take any other action which the Secured Parties may reasonably deem necessary or appropriate to protect and preserve and realize upon the security interest of the Secured Parties in the Accounts or the proceeds thereof. The Secured Parties shall also have the right to (i) open all mail addressed to the Debtor; (ii) change the Post Office box or mailing address of the Debtor; and (iii) use the Debtor's stationery and billing forms or facsimiles thereof, for the purpose of collecting Accounts and realizing upon the Collateral.

     (B) The Debtor understands and agrees the Secured Parties may exercise its rights hereunder without affording the Debtor an opportunity for a preseizure hearing before the Secured Parties, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of an Event of Default, and the Debtor expressly waives its constitutional right, if any, to such prior hearing.

     (C) No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Collateral such affect the rights of the Secured Parties later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

V. MISCELLANEOUS.
   -------------

     (A)  The Debtor irrevocably

                  (1) agrees that any suit, action, or other legal proceeding arising out of this Agreement may be brought in the courts of record of the Commonwealth of Massachusetts or the courts of the United States located in such state;

                  (2) consents to the jurisdiction of each such court in any such suit; action or proceeding; and

                  (3) to the extent permitted under applicable law, waives any objection which it may have to the laying of venue of such suit, action or proceeding in any of such courts and waives any right to a trial by jury in any of such courts.

         For such time as the Obligations shall be unpaid in whole or in part, the Debtor irrevocably designates F. Paul Broyer as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court and agree and consent that any such service of process upon such agent and written notice of such service to the Debtor by registered or certified mail shall be taken and held to be valid personal service upon the Debtor whether the Debtor shall then be doing business within the Commonwealth of Massachusetts and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such states and waives all claim of error by reason of any such service. Any notice, process, pleadings or other papers served upon the aforesaid designated agent shall, at the same time, be sent by certified or registered mail to the Debtor.

         (B) In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (C) All rights of the Secured Parties hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind the successors or assigns of the Debtor. All the provisions of this Agreement shall be construed by and administered in accordance with the local laws of the Commonwealth of Massachusetts. This Agreement shall become effective when it is signed by the Debtor. The Debtor acknowledges receipt of a copy of this Agreement.

         (D) In the absence of gross negligence or willful misconduct, neither the Secured Parties nor any attorney-in-fact appointed hereunder shall be liable to the Debtor or any other person for any act or omission, any mistake of fact or any error of judgment in exercising any right or remedy granted herein.

VI.  FIRST RIGHTS OF BANK.
     --------------------

         The Secured Parties and the Debtor acknowledge that the Debtor has granted a security interest to Fleet National Bank ("Bank") to secure certain obligations of the Debtor to the Bank. Both the Secured Parties and the Debtor hereby expressly acknowledge that the security interest in the Collateral created hereby is subordinate and junior to the security interest of the Bank in the Collateral.

         Signed, sealed and delivered this 15th day of October 1998.

                                     CANDELA CORPORATION


                                     By__________________________________
                                         F. Paul Broyer, Chief Financial Officer

                     Signature Page to Security Agreement
                     ------------------------------------


Acknowledged and Accepted:

MASSACHUSETTS CAPITAL RESOURCE COMPANY


BY____________________________________________
         BEN BAILEY III, VICE PRESIDENT



______________________________________________
         WILLIAM D. WITTER



______________________________________________
         MICHAEL D. WITTER

                                                                       EXHIBIT A
                                                                       ---------

             LOCATIONS OF EQUIPMENT, INVENTORY, RECORDS CONCERNING
             -----------------------------------------------------

                     ACCOUNTS RECEIVABLES AND OTHER ASSETS
                     -------------------------------------

                          Debtor's Places of Business

         The Debtor's sole places of business are located at:

A)  530 Boston Post Road, Wayland, MA  01778.

                                                                 EXHIBIT 2.02(c)
                                                                 ---------------

                              CANDELA CORPORATION

                    MATTERS TO BE COVERED BY OPINION LETTER
                    ---------------------------------------

[Note: Captioned terms used in this Exhibit have the same meaning assigned to them in the Agreement to which this Exhibit is attached.]

         1. The Company and each Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and each has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company and each Subsidiary is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary. Attached as Exhibit 3.01 to
                                                                ------------
the Agreement is a schedule which correctly identifies all Subsidiaries of the Company and shows with respect to each Subsidiary its jurisdiction of incorporation and the principal business in which it is engaged. All of the outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and is owned beneficially and of record by the Company or by another Subsidiary or Person as indicated in
Exhibit 3.01, free and clear of any liens, rights, encumbrance or restriction of
------------
any nature, including without limitation, any liens, rights, encumbrances or restrictions on transfer.

         2. The Company has all necessary corporate power and has taken all corporate action required to make all the provisions of the Agreement, the Notes, the Warrants, the Security Agreement and each other agreements and instruments executed in connection therewith the valid and enforceable obligations they purport to be. The Company has duly executed and delivered the Agreement, the Notes, the Warrants, the Security Agreement and each other agreement and instrument executed in connection therewith and each is a legal, valid and binding obligation of the Company enforceable in accordance with its terms; provided, however, that the opinion as to enforceability of any document in accordance with its terms is subject to bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of all of the Warrants. Neither the issuance of the Notes or Warrants, nor the issuance of shares of Common Stock upon the exercise of the Warrants (i) will require any further corporate action,
(ii) are subject to preemptive or other similar statutory or contractual rights, or (iii) will conflict with any provisions of any agreement, known to us after due inquiry to which the Company or any Subsidiary is a party or by which it is bound.

         3. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, the Agreement, the Notes, the Warrants or the Security Agreement.

         4. Except as is set forth in Item 3 of the Form 10-K, there is, to the best or our knowledge after due inquiry, no litigation or governmental proceeding or investigation pending or threatened against the Company or any Subsidiary affecting any of its properties or assets, or, to the best of our knowledge after due inquiry, against any officer, key employee or principal stockholder of the Company or any Subsidiary which might result, either in any case or in the aggregate in any material adverse change in the business, operations, affairs or conditions of the Company or any Subsidiary or any of its properties or assets, or which might call into question the validity of the Agreement, the Notes, the Warrants, the Security Agreement, or any action taken or to be taken pursuant thereto, nor, to the best of our knowledge after due inquiry, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted. To the best of our knowledge after due inquiry, neither the Company nor any Subsidiary nor any officer, key employee or principal stockholder of the Company or any Subsidiary is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or conditions of the Company or any Subsidiary or any of their properties or assets.

         5. The Company and each Subsidiary is in compliance in all respects with the terms and provisions of the Agreement, the Notes, the Warrants, the Security Agreement and of its charter and by-laws and in all material respects with the terms and provisions of the mortgages, indentures, leases, agreements and other instruments, known to us after due inquiry, and of all judgments, decrees, governmental orders, statutes, rules or regulation by which it is bound or to which it or any of its properties or assets are subject and of which we have knowledge. Neither the execution and delivery of the Agreement, the Notes, the Warrants, the Security Agreement nor the consummation of any transaction contemplated thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments.

         6. The Company has complied with, or is exempt from, all registration requirements of applicable federal and state securities laws in connection with the issuance and sale of the Notes and Warrants.

         7. The Company has a total authorized capitalization consisting of 30,000,000 shares of Common Stock, of which ______ shares are issued and outstanding and no shares of which are held by the Company as Treasury Stock. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants, when so issued, will be duly authorized, validly issued and fully paid and nonassessable. Except as otherwise indicated as Exhibit 3.20 to the Agreement, there are no options,
                       ------------
warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. No holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument, known to us after due inquiry, to which the Company is a party, or which are otherwise binding upon the Company. Neither the issuance of the Notes or Warrants nor the shares of Common Stock issued upon exercise of the Warrants will result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. The offer and sale of all shares of capital stock or other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws.

         8. Subject to the qualifications set forth below in this paragraph 8, upon the due filing of the Form UCC-1 financing statements delivered by the Company at the Closing (the "Form UCC-1") in the offices of (i) the Clerk of the Town of Wayland, Massachusetts, and (ii) the Secretary of State of the Commonwealth of Massachusetts, the security interest granted to you pursuant to the Security Agreement will constitute a valid, binding and enforceable perfected security interest in the Collateral described in the Forms UCC-1. The Forms UCC-1 are in the appropriate form, and the recording and filing thereof in each of the offices listed above in this paragraph 8, and the giving of value by entering into the Security Agreement, will perfect the interest of the Purchasers in such of the Collateral as is described on the Forms UCC-1 in which a security interest may be perfected by the filing of financing statements under the Uniform Commercial Code ("UCC"). However, we call your attention to the fact that your security interest in certain of such Collateral may not be perfected by the filing of financing statements under the UCC. We also call your attention to the necessity of filing continuation statements from time to time under the applicable provisions of the UCC in order to preserve the aforesaid security interests.

                                                                    EXHIBIT 3.01
                                                                    ------------

                              CANDELA CORPORATION

                             LIST OF SUBSIDIARIES
                             --------------------

         As of the date of the Agreement to which this Exhibit is attached, the Company had the following Subsidiaries (as defined in Section 7.01 of the Agreement):

                             JURISDICTION OF
NAME OF SUBSIDIARY            INCORPORATION           OWNERSHIP OF CAPITAL STOCK
------------------            -------------           --------------------------

                                                                    EXHIBIT 3.05
                                                                    ------------


                              CANDELA CORPORATION

                           SCHEDULE OF INDEBTEDNESS
                           ------------------------

         As of the date of the Agreement to which this Exhibit is attached, the Company and its Subsidiaries had the following Indebtedness (as defined in Section 7.01 of the Agreement) outstanding:

                                                                    EXHIBIT 3.07
                                                                    ------------

                              CANDELA CORPORATION

                     SCHEDULE OF MORTGAGES, PLEDGES, ETC.
                     ------------------------------------

         As of the date of the Agreement to which this Exhibit is attached, the Company and its Subsidiaries had the following outstanding mortgages, pledges, charges, liens, security interest and other encumbrances:

                                                                    EXHIBIT 3.15
                                                                    ------------

                                  CERTIFICATE
                                  -----------

        I, F. Paul Broyer, Chief Financial Officer of Candela Corporation, a Delaware corporation (the "Company"), certify that I am fully familiar with the financial and business affairs of the Company and the terms and conditions of a certain Note and Warrant Purchase Agreement, dated as of October 15, 1998, (the "Purchase Agreement") pursuant to which the Company proposes to sell to Massachusetts Capital Resource Company ("MCRC") $3,000,000 in principal amount of its Notes, due October 31, 2006, (the "Notes") and Common Stock Purchase Warrants for the purchase (subject to adjustments as provided therein) 300,000 shares of its Common Stock (the "Warrants"). I understand that the commitment of MCRC to purchase the Notes and Warrants is in part dependent on MCRC's ability to determine that such purchase will constitute a "qualified investment" within the meaning of that term in Section 16 of Chapter 816 of the Acts and Resolves of 1977 of the Commonwealth of Massachusetts and that the full proceeds of the Notes and Warrants will be utilized for purposes which will materially increase or assist in maintaining equal opportunity employment in Massachusetts. In order to assist MCRC in making the foregoing determination, I hereby certify that I have been authorized to deliver this certificate on behalf of the Company and that the statements, information and related data set forth below which are not based on estimates and projections made with respect to future events are true and correct as of the date hereof and all such statements, information and related data as are based on estimates and projections of future events, have been carefully considered and prepared on behalf of the Company and represent the reasonable expectations and belief of the Company as of the date hereof:

        1.  BUSINESS OF COMPANY. The business of the Company consists primarily
            -------------------
of the development, manufacture and distribution of innovative clinical solutions which enable physicians, surgeons and personal care practitioners to treat selected cosmetic and medical conditions using lasers and other related technologies. The Company is not primarily engaged in the development of real estate, the business of a financial intermediary, construction contractor, public utility (including refuse and waste facilities) or the retailing of goods and the Company does not directly or indirectly own or control ten percent (10%) or more of the voting securities or otherwise direct the management or policies of any person engaged in such businesses. The principal facilities of the Company are located in Massachusetts.

        2.  AFFILIATES.  To the best of my knowledge, there is:
            ----------

                         (i) no person directly or indirectly owning, holding or otherwise having power to vote ten percent (10%) or more of the outstanding voting securities of the Company;

                         (ii) no person ten percent (10%) or more of whose voting securities are directly or indirectly owned, held or otherwise subject to power to vote, by the Company;

                         (iii) no person directly or indirectly possessing the power to direct or cause the direction of the management and policies of the Company pursuant to the terms of a contract or contracts entered into for that purpose; or

                         (iv) any officer, director, partner, co-partner or employee of such person who is (A) primarily engaged in the development of real estate or the business of a financial intermediary, construction contractor or public utility (including refuse or waste facilities) or (B) whose senior debt is either rated Baa or above by Moody's Investors Services, Inc. or would have the same characteristics as debt so rated.

        3.  USE OF PROCEEDS. The proceeds of the sale of the Notes and Warrants
            ---------------
to MCRC will be used solely for the purposes set forth in Section 1.03(c) of the Purchase Agreement.

        4.  ALTERNATIVE FINANCING. The Company has carefully considered
            ---------------------
alternative sources of obtaining funds to meet its current financing needs and it has attempted to obtain financing on substantially similar terms to that provided by MCRC. Based on the foregoing, I hereby certify that the Company has attempted but was unable to obtain elsewhere financing on substantially similar terms to that provided or agreed to be provided, subject to certain conditions, by MCRC.

         5. MASSACHUSETTS EMPLOYMENT. As of the date of this Certificate, the
            ------------------------
Company employs a total of 124 employees in its non-spa business who are located in Massachusetts. The Company forecasts a total employment by the Company at October 31, 2003 of approximately 145 persons in Massachusetts, an increase over its current employment in its non-spa business in Massachusetts of 21 persons in its non-spa business. This estimated increase will be principally due to activities relating to the growth of the market or the increased market share for the Company's products. Based on the foregoing, it is estimated that MCRC's investment will permit the creation of a minimum of 15 new jobs in Massachusetts by October 31, 2003.

         6. EQUAL EMPLOYMENT OPPORTUNITY. The Company has reviewed its
            ----------------------------
employment practices and policies and those of its Subsidiaries and, to the best of its knowledge, the Company and each such Subsidiary is in full compliance with all applicable laws, rules, regulations and administrative orders of the United States and of the Commonwealth of Massachusetts relating to equal employment opportunity, and the provisions relating to equal employment opportunity of any government contracts, subcontracts or grants entered into or received by the Company or any Subsidiary. To the best of the Company's knowledge, it and each Subsidiary has filed all forms, reports and affirmative action plans required to be filed and has kept all records required to be kept pursuant to the aforementioned laws, rules, regulations, and terms of such government grants, contracts or subcontracts. Neither the Company nor any Subsidiary has been subject to any adverse final determination or order, with respect to any charge of employment discrimination made against it, by the United States Equal Employment Opportunities Commission, the Massachusetts Commission Against Discrimination or any other governmental unit (including, without limitation, any such unit with or through which it has entered into or received a government contract, subcontract or grant).

         7. CONCLUSION. Based upon the facts and circumstances set forth above,
            ----------
the Company has determined and hereby further certifies that:

                    (a) the Company has attempted but was unable to obtain elsewhere financing on substantially similar terms to the financing being provided by MCRC, and

                    (b) the full proceeds of the MCRC investment will be utilized for purposes which will materially increase or maintain equal opportunity employment in the Commonwealth of Massachusetts.

                                     CANDELA CORPORATION


                                     By:_________________________________
                                        F. Paul Broyer, Chief Financial Officer

Dated:  October 15, 1998

                                                                    EXHIBIT 3.20
                                                                    ------------

                              CANDELA CORPORATION

                     SCHEDULE OF OPTIONS AND OTHER RIGHTS
                     ------------------------------------

         As of the date of this Agreement to which this Exhibit is attached, the following options, warrants or other rights to purchase shares of capital stock or other securities of the Company are authorized, issued or outstanding: